SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                  June 7, 2005

                               NEWTECH BRAKE CORP.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                     0-26949                  11-3500919
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


              779 Industrial Blvd., Blainville, QC, Canada J7C 3V3
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (950) 434-6432


                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 3.02 Unregistered Sales of Equity Securities

      On June 7, 2005, NewTech Brake Corp., a Delaware corporation (the "Company") granted an option to Capital Power International limited to purchase 3,947,368 shares of the Company's restricted common stock. The option has a term of five (5) years. The conversion price of the option is US$ 0.76 per share during the first year of the option and the conversion price increases ten percent (10%) on a non-cumulative basis, or US $0.76 per share per year for the remaining years of the option.

Item 9.01 Financial Statements and Exhibits.

      (a)   Not applicable

      (b)   Not applicable

      (c)   Not applicable


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2005                         NEWTECH BRAKE CORP.


                                            By: /s/ Claude Rancourt
                                               ---------------------------------
                                            Name:  Claude Rancourt
                                            Title: Director


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